SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 22, 2004

THE LUBRIZOL CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Ohio	1-5263	34-0367600

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

29400 Lakeland Boulevard, Wickliffe, Ohio	44092-2298

(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code	(440) 943-4200

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[     ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[     ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[     ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[     ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 8.01	Other Events.

The Lubrizol Corporation is filing with this report the form of Underwriting Agreement used in connection with the offering of its common shares and the forms of Underwriting Agreement and debt securities used in connection with the offering of its debt securities.

ITEM 9.01	Financial Statements and Exhibits.

	(c)	Exhibits.

	99.1	Form of Common Share Underwriting Agreement.

	99.2	Form of Debt Securities Underwriting Agreement.

	99.3	Form of $400,000,000 4.625% Notes due 2009.

	99.4	Form of $450,000,000 5.5% Notes due 2014.

	99.5	Form of $300,000,000 6.5% Debentures due 2034.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE LUBRIZOL CORPORATION

	By:	/s/ Charles P. Cooley

	Name:	Charles P. Cooley
	Title:	Senior Vice President and Chief Financial Officer

Date: September 24, 2004

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EXHIBIT INDEX

Exhibit No.	Exhibit Description

99.1	Form of Common Share Underwriting Agreement.

99.2	Form of Debt Securities Underwriting Agreement.

99.3	Form of $400,000,000 4.625% Notes due 2009.

99.4	Form of $450,000,000 5.5% Notes due 2014.

99.5	Form of $300,000,000 6.5% Debentures due 2034.

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